PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS	12 Months Ended
Dec. 31, 2018
Pension and Other Postretirement Benefit Plans [Abstract]
PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS	PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Our Company sponsors and/or contributes to pension and postretirement health care and life insurance benefit plans covering substantially all U.S. employees. We also sponsor nonqualified, unfunded defined benefit pension plans for certain associates. In addition, our Company and its subsidiaries have various pension plans and other forms of postretirement arrangements outside the United States.
We refer to the funded defined benefit pension plan in the United States that is not associated with collective bargaining agreements as the "primary U.S. plan." As of December 31, 2018, the primary U.S. plan represented 62 percent of both the Company's consolidated projected benefit obligation and pension assets.

Obligations and Funded Status
The following table sets forth the changes in benefit obligations and the fair value of plan assets for our benefit plans (in millions):

	Pension Benefits		Other Benefits
Year Ended December 31,	2018	2017	2018	2017
Benefit obligation at beginning of year[1]	$9,469	$9,428	$795	$962
Service cost	124	197	11	17
Interest cost	296	306	25	29
Foreign currency exchange rate changes	(112)	150	(7)	4
Amendments	1	1	(8)	(21)
Net actuarial loss (gain)	(470)	420	(35)	(28)
Benefits paid[2]	(358)	(341)	(70)	(71)
Business combinations[3]	60	14	1	13
Divestitures	(11)	(7)	—	(66)
Settlements[4]	(932)	(832)	—	—
Curtailments[4]	(63)	(10)	—	(48)
Special termination benefits[4]	7	106	—	—
Other	4	37	7	4
Benefit obligation at end of year[1]	$8,015	$9,469	$719	$795
Fair value of plan assets at beginning of year	$8,866	$8,371	$288	$255
Actual return on plan assets	(269)	1,139	(5)	31
Employer contributions	107	181	—	—
Foreign currency exchange rate changes	(131)	196	—	—
Benefits paid	(287)	(285)	(3)	(3)
Business combinations[3]	30	23	—	—
Divestitures	(1)	—	—	—
Settlements[4]	(892)	(794)	—	—
Other	6	35	9	5
Fair value of plan assets at end of year	$7,429	$8,866	$289	$288
Net liability recognized	$(586)	$(603)	$(430)	$(507)
[1] For pension benefit plans, the benefit obligation is the projected benefit obligation. For other benefit plans, the benefit obligation is the accumulated postretirement benefit obligation. The accumulated benefit obligation for our pension plans was $7,867 million and$9,189 million as of December 31, 2018 and 2017, respectively.
[2] Benefits paid to pension plan participants during 2018 and 2017 included $71 million and $56 million, respectively, in payments related to unfunded pension plans that were paid from Company assets. Benefits paid to participants of other benefit plans during 2018 and 2017 included $67 million and $68 million, respectively, that were paid from Company assets.
[3] Business combinations were primarily related to the acquisition of a controlling interest in the Philippine bottling operations in 2018 and the consolidation of CCBA in 2017. Refer to Note 2.
[4] Settlements, curtailments and special termination benefits were primarily related to productivity, integration and restructuring initiatives and the refranchising of our North America bottling operations. Refer to Note 2 and Note 19.
Pension and other benefit amounts recognized in our consolidated balance sheets are as follows (in millions):

	Pension Benefits		Other Benefits
December 31,	2018	2017	2018	2017
Other assets	$813	$931	$—	$—
Accounts payable and accrued expenses	(70)	(72)	(21)	(21)
Other liabilities	(1,329)	(1,462)	(409)	(486)
Net liability recognized	$(586)	$(603)	$(430)	$(507)

Certain of our pension plans have projected benefit obligations in excess of the fair value of plan assets. For these plans, the projected benefit obligations and the fair value of plan assets were as follows (in millions):

December 31,	2018	2017
Projected benefit obligations	$6,562	$7,834
Fair value of plan assets	5,163	6,330

Certain of our pension plans have accumulated benefit obligations in excess of the fair value of plan assets. For these plans, the accumulated benefit obligations and the fair value of plan assets were as follows (in millions):

December 31,	2018	2017
Accumulated benefit obligations	$6,451	$7,615
Fair value of plan assets	5,157	6,305

Pension Plan Assets
The following table presents total assets for our U.S. and non-U.S. pension plans (in millions):

	U.S. Plans		Non-U.S. Plans
December 31,	2018	2017	2018	2017
Cash and cash equivalents	$310	$454	$173	$260
Equity securities:
U.S.-based companies	1,116	1,427	644	670
International-based companies	659	911	462	554
Fixed-income securities:
Government bonds	192	183	271	191
Corporate bonds and debt securities	745	785	90	42
Mutual, pooled and commingled funds[1]	238	215	637	766
Hedge funds/limited partnerships	785	939	43	44
Real estate	385	596	6	2
Other	412	518	261	309
Total pension plan assets[2]	$4,842	$6,028	$2,587	$2,838
[1] Mutual, pooled and commingled funds include investments in equity securities, fixed-income securities and combinations of both. There are a significant number of mutual, pooled and commingled funds from which investors can choose. The selection of the type of fund is dictated by the specific investment objectives and needs of a given plan. These objectives and needs vary greatly between plans.
[2] Fair value disclosures related to our pension plan assets are included in Note 17. Fair value disclosures include, but are not limited to, the levels within the fair value hierarchy in which the fair value measurements in their entirety fall; a reconciliation of the beginning and ending balances of Level 3 assets; and information about the valuation techniques and inputs used to measure the fair value of our pension plan assets.
Investment Strategy for U.S. Pension Plans
The Company utilizes the services of investment managers to actively manage the assets of our U.S. pension plans. We have established asset allocation targets and investment guidelines with each investment manager. Our asset allocation targets promote optimal expected return and volatility characteristics given the long-term time horizon for fulfilling the obligations of the plans. Selection of the targeted asset allocation for U.S. plan assets was based upon a review of the expected return and risk characteristics of each asset class, as well as the correlation of returns among asset classes. Our target allocation is a mix of 42 percent equity investments, 30 percent fixed-income investments and 28 percent alternative investments. We believe this target allocation will enable us to achieve the following long-term investment objectives:

(1)	optimize the long-term return on plan assets at an acceptable level of risk;

(2)	maintain a broad diversification across asset classes and among investment managers; and

(3)	maintain careful control of the risk level within each asset class.
The guidelines that have been established with each investment manager provide parameters within which the investment managers agree to operate, including criteria that determine eligible and ineligible securities, diversification requirements and credit quality standards, where applicable. Unless exceptions have been approved, investment managers are prohibited from buying or selling commodities, futures or option contracts, as well as from short selling of securities. Additionally, investment managers agree to obtain written approval for deviations from stated investment style or guidelines. As of December 31, 2018, no investment manager was responsible for more than 9 percent of total U.S. pension plan assets.
Our target allocation of 42 percent equity investments is composed of 60 percent global equities, 16 percent emerging market equities and 24 percent domestic small- and mid-cap equities. Optimal returns through our investments in global equities are achieved through security selection as well as country and sector diversification. Investments in the common stock of our Company accounted for approximately 5 percent of our total global equities and approximately 3 percent of total U.S. plan assets. Our investments in global equities are intended to provide diversified exposure to both U.S. and non-U.S. equity markets. Our investments in both emerging market equities and domestic small- and mid-cap equities may experience large swings in their market value. Our investments in these asset classes are selected based on capital appreciation potential.
Our target allocation of 30 percent fixed-income investments is composed of 33 percent long-duration bonds and 67 percent with multi-strategy alternative credit managers. Long-duration bonds are intended to provide a stable rate of return through investments in high-quality publicly traded debt securities. Our investments in long-duration bonds are diversified in order to mitigate duration and credit exposure. Multi-strategy alternative credit managers invest in a combination of high-yield bonds, bank loans, structured credit and emerging market debt. These investments are in lower-rated and non-rated debt securities, which generally produce higher returns compared to long-duration bonds and also help to diversify our overall fixed-income portfolio.
In addition to equity investments and fixed-income investments, we have a target allocation of 28 percent in alternative investments. These alternative investments include hedge funds, reinsurance, private equity limited partnerships, leveraged buyout funds, international venture capital partnerships and real estate. The objective of investing in alternative investments is to provide a higher rate of return than that which is typically available from publicly traded equity securities. Alternative investments are inherently illiquid and require a long-term perspective in evaluating investment performance.
Investment Strategy for Non-U.S. Pension Plans
As of December 31, 2018, the long-term target allocation for 67 percent of our international subsidiaries' pension plan assets, primarily certain of our European and Canadian plans, is 65 percent equity securities, 10 percent fixed-income securities and 25 percent other investments. The actual allocation for the remaining 33 percent of the Company's international subsidiaries' plan assets consisted of 53 percent mutual, pooled and commingled funds; 6 percent fixed-income securities; 1 percent global equities and 40 percent other investments. The investment strategies for our international subsidiaries' plans differ greatly, and in some instances are influenced by local law. None of our pension plans outside the United States is individually significant for separate disclosure.
Other Postretirement Benefit Plan Assets
Plan assets associated with other postretirement benefits primarily represent funding of one of the U.S. postretirement benefit plans through a Voluntary Employee Beneficiary Association ("VEBA"), a tax-qualified trust. The VEBA assets are primarily invested in liquid assets due to the level and timing of expected future benefit payments.
The following table presents total assets for our other postretirement benefit plans (in millions):

December 31,	2018	2017
Cash and cash equivalents	$73	$78
Equity securities:
U.S.-based companies	93	96
International-based companies	7	8
Fixed-income securities:
Government bonds	2	2
Corporate bonds and debt securities	16	7
Mutual, pooled and commingled funds	82	80
Hedge funds/limited partnerships	8	8
Real estate	4	5
Other	4	4
Total other postretirement benefit plan assets[1]	$289	$288

[1]
Fair value disclosures related to our other postretirement benefit plan assets are included in Note 17. Fair value disclosures include, but are not limited to, the levels within the fair value hierarchy in which the fair value measurements in their entirety fall and information about the valuation techniques and inputs used to measure the fair value of our other postretirement benefit plan assets.

Components of Net Periodic Benefit Cost (Income)
Net periodic benefit cost (income) for our pension and other postretirement benefit plans consisted of the following (in millions):

	Pension Benefits			Other Benefits
Year Ended December 31,	2018	2017	2016	2018	2017	2016
Service cost	$124	$197	$239	$11	$17	$22
Interest cost	296	306	319	25	29	31
Expected return on plan assets[1]	(650)	(650)	(653)	(13)	(12)	(11)
Amortization of prior service credit	(3)	—	(2)	(14)	(18)	(19)
Amortization of net actuarial loss[2]	128	175	183	3	8	7
Net periodic benefit cost (income)	(105)	28	86	12	24	30
Settlement charges[3]	240	228	118	—	—	—
Curtailment charges (credits)[3]	5	4	—	(4)	(79)	—
Special termination benefits[3]	7	106	37	—	—	1
Other	—	1	(3)	(1)	—	23
Total cost (income) recognized in consolidated statements of income	$147	$367	$238	$7	$(55)	$54

[1]	The Company has elected to use the actual fair value of plan assets as the market-related value of assets in the determination of the expected return on plan assets.

[2]
Actuarial gains and losses are amortized using a corridor approach. The gain/loss corridor is equal to 10 percent of the greater of the benefit obligation and the market-related value of assets. Gains and losses in excess of the corridor are generally amortized over the average future working lifetime of the plan participants.

[3]
Settlements, curtailments and special termination benefits were primarily related to productivity, integration and restructuring initiatives and the refranchising of our North America bottling operations. Refer to Note 2 and Note 19.

All of the amounts in the tables above, other than service cost, were recorded in the line item other income (loss) — net in our consolidated statements of income.
Impact on Accumulated Other Comprehensive Income
The following table sets forth the changes in AOCI for our benefit plans (in millions, pretax):

	Pension Benefits				Other Benefits
Year Ended December 31,	2018		2017		2018		2017
Balance in AOCI at beginning of year	$(2,493)		$(2,932)		$(26)		$(48)
Recognized prior service cost (credit)	1	[1]	4		(18)	[4]	(54)	[5]
Recognized net actuarial loss (gain)	369	[2]	403	[3]	3		(36)	[5]
Prior service credit (cost) occurring during the year	(1)		(1)		8		21
Net actuarial (loss) gain occurring during the year	(386)	[1]	75		17		92	[5]
Impact of divestitures	4		—		—		—
Foreign currency translation gain (loss)	24		(42)		1		(1)
Balance in AOCI at end of year	$(2,482)		$(2,493)		$(15)		$(26)

[1]	Includes $4 million of recognized prior service cost and $63 million of actuarial gains occurring during the year due to the impact of curtailments.

[2]	Includes $240 million of recognized net actuarial losses due to the impact of settlements.

[3]	Includes $228 million of recognized net actuarial losses due to the impact of settlements.

[4]	Includes $4 million of recognized prior service credit due to the impact of curtailments.
[5] Includes $36 million of recognized prior service credit, $43 million of recognized net actuarial gains and $45 million of actuarial gains occurring during the year due to the impact of curtailments.
The following table sets forth amounts in AOCI for our benefit plans (in millions, pretax):

	Pension Benefits		Other Benefits
December 31,	2018	2017	2018	2017
Prior service credit (cost)	$(12)	$(10)	$28	$36
Net actuarial loss	(2,470)	(2,483)	(43)	(62)
Balance in AOCI at end of year	$(2,482)	$(2,493)	$(15)	$(26)

Amounts in AOCI expected to be recognized as components of net periodic benefit cost in 2019 are as follows (in millions, pretax):

	Pension Benefits	Other Benefits
Amortization of prior service credit	$(4)	$(2)
Amortization of net actuarial loss	152	2
Total	$148	$—

Assumptions
Certain weighted-average assumptions used in computing the benefit obligations are as follows:

	Pension Benefits		Other Benefits
December 31,	2018	2017	2018	2017
Discount rate	4.00%	3.50%	4.25%	3.50%
Rate of increase in compensation levels	3.75%	3.50%	N/A	N/A
Certain weighted-average assumptions used in computing net periodic benefit cost are as follows:

	Pension Benefits			Other Benefits
Year Ended December 31,	2018	2017	2016	2018	2017	2016
Discount rate	3.50%	4.00%	4.25%	3.50%	4.00%	4.25%
Rate of increase in compensation levels	3.50%	3.75%	3.50%	N/A	N/A	N/A
Expected long-term rate of return on plan assets	8.00%	8.00%	8.25%	4.50%	4.75%	4.75%

The discount rate assumptions used to account for pension and other postretirement benefit plans reflect the rates at which the benefit obligations could be effectively settled. Rates for U.S. and certain non-U.S. plans at December 31, 2018 were determined using a cash flow matching technique whereby the rates of a yield curve, developed from high-quality debt securities, were applied to the benefit obligations to determine the appropriate discount rate. For other non-U.S. plans, we base the discount rate on comparable indices within each of the countries. The Company measures the service cost and interest cost components of net periodic benefit cost for pension and other postretirement benefit plans by applying the specific spot rates along the yield curve to the plans' projected cash flows. The rate of compensation increase assumption is determined by the Company based upon annual reviews.
The expected long-term rate of return assumption for U.S. pension plan assets is based upon the target asset allocation and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class, as well as correlations among asset classes. We evaluate the rate of return assumption on an annual basis. The expected long-term rate of return assumption used in computing 2018 net periodic pension cost for the U.S. plans was 8.00 percent. As of December 31, 2018, the 5-year, 10-year and 15-year annualized return on plan assets for the primary U.S. plan was 5.5 percent, 9.2 percent and 6.4 percent, respectively. The annualized return since inception was 10.3 percent.
The assumed health care cost trend rates are as follows:

December 31,	2018	2017
Health care cost trend rate assumed for next year	7.00%	7.00%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2023	2022

We review external data and our own historical trends for health care costs to determine the health care cost trend rate assumptions. The Company's U.S. postretirement benefit plans are primarily defined dollar benefit plans that limit the effects of medical inflation because the plans have established dollar limits for determining our contributions. As a result, the effect of a 1 percentage point change in the assumed health care cost trend rate would not be significant to the Company.
Cash Flows
Our estimated future benefit payments for funded and unfunded plans are as follows (in millions):

Year Ended December 31,	2019	2020	2021	2022	2023	2024–2028
Pension benefit payments	$439	$448	$460	$468	$480	$2,517
Other benefit payments[1]	62	61	59	57	55	250
Total estimated benefit payments	$501	$509	$519	$525	$535	$2,767

[1]
The expected benefit payments for our other postretirement benefit plans are net of estimated federal subsidies expected to be received under the Medicare Prescription Drug, Improvement and Modernization Act of 2003. Federal subsidies are estimated to be $3 million for the period 2019–2023 and $2 million for the period 2024–2028.

The Company anticipates making pension contributions in 2019 of $32 million, all of which will be allocated to our international plans. The majority of these contributions are required by funding regulations or law.
Defined Contribution Plans
Our Company sponsors qualified defined contribution plans covering substantially all U.S. employees. Under the largest U.S. defined contribution plan, we match participants' contributions up to a maximum of 3.5 percent of compensation, subject to certain limitations. Company costs related to the U.S. plans were $39 million, $61 million and $82 million in 2018, 2017 and 2016, respectively. We also sponsor defined contribution plans in certain locations outside the United States. Company costs associated with those plans were $59 million, $42 million and $37 million in 2018, 2017 and 2016, respectively.
Multi-Employer Pension Plans
The Company participates in various multi-employer pension plans. Multi-employer pension plans are designed to cover employees from multiple employers and are typically established under collective bargaining agreements. These plans allow multiple employers to pool their pension resources and realize efficiencies associated with the daily administration of the plan. Multi-employer plans are generally governed by a board of trustees composed of management and labor representatives and are funded through employer contributions.
The Company's expense for multi-employer pension plans totaled $6 million, $35 million and $41 million in 2018, 2017 and 2016, respectively. The decrease in 2018 was primarily driven by the refranchising of certain bottling territories in the United States during 2017. The plans we currently participate in have contractual arrangements that extend into 2021. If, in the future, we choose to withdraw from any of the multi-employer pension plans in which we currently participate, we would need to record the appropriate withdrawal liabilities at that time. Refer to Note 2 for additional information on North America refranchising.